Manor
Investment Funds

2nd Quarter Report
June 30, 2022
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2022

Dear Fellow Shareholders:

The stock and bond markets declined again, pushing stocks into a bear market and pushing some measures of the bond market to double digit declines. Concerns about more restrictive Fed policy, rising inflation, and slowing economic growth fueled the decline.

The Slinky Market

The Slinky is a helical spring invented in Philadelphia by Richard James, a naval engineer, in 1943. It stretches itself and returns to its original form with the aid of gravity and its own momentum. It is a simple toy, but its physical properties are articulated by mathematical equations that express its oscillations, equilibrium, and acceleration based on the Slinky's length, mass, and spring constant. It "walks" down steps and moves rapidly from end to end, but it is challenging to try to limit its momentum potential while trying to balance an equal weighting on each end.

The Fed's attempt to balance the dollar, inflation, and economic growth for so long proved to be challenging, as well, resulting in a dramatic momentum shift in the economy and financial markets as that balancing act became more precarious. The stock and bond markets closed 2021 at, or near, all-time highs as the economy continued to grow despite supply chain issues and labor shortages in many industries. While commodity prices in energy and construction materials began to stabilize at higher levels, inflationary pressures continued to mount. The Fed was slow to react and was forced to confront the reality that excess liquidity in the form of a rapid expansion of the M2 money supply measure drove the inflationary pressures. As inflation soared above 9%, a level that conjured memories of the inflationary extremes of 1974 and 1980, the financial markets adjusted to the possibility that dramatic measures would be needed. In the space of just a few months the momentum reversed, stocks declined by more than 20% and a sharp increase in interest rates triggered negative returns in the bond markets, as well.

The Fed exerted increasing influence over the economy and financial markets in the years since the Great Financial Crisis of 2007-2008. It attempted to spur economic growth by creating a "wealth effect" via stock market gains, using low rates and liquidity injections. More recently, the Fed's influence was amplified by massive fiscal stimulus bills in the aftermath of the COVID shutdowns. But, as is often the case with artificial market influences, the fiscal and Fed stimulus led to unintended consequences. These policy tools can help to offset temporary undesirable outcomes but often become ingrained, resulting in an overshoot of their intended targets and added instability. This was certainly the case as supply chain disruptions, labor scarcity, and inflationary pressures forced the Fed to reverse course.

Through the early part of 2022 Fed chairman Powell and the Biden administration insisted that inflationary pressures were "transitory" despite clear evidence to the contrary. The Fed maintained its accommodative stance and the Biden administration proposed another massive stimulus package. As inflationary pressure mounted the Fed began to act, moving gradually at first, raising rates by just 0.25% in March and 0.50% in May. As inflation spiraled higher the Fed raised rates by 0.75% in June and conceded that inflation had indeed become a systemic problem. Despite the rate hikes, it was apparent that the Fed was behind the curve and the markets reacted negatively. As Slinky demonstrated, the delicate balance shifted rapidly in the other direction.

The Manor Fund

The Manor Fund declined 12.23% net of all fees and expenses, during the quarter ending June 30, 2022, outperforming both the S&P 500 index loss of 16.10% and comparable mutual

funds, as measured by the Lipper Large-Cap Core mutual fund index loss of 15.14%. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing year with a return of –10.68% for the Fund compared to returns of –10.60% for the S&P 500 and -11.89% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 8.57%, 5.82%, and 9.12% for the Fund compared to annualized returns of 10.60%, 11.31%, and 12.93% for the S&P 500 index, and returns of 8.93%, 9.92%, and 11.81% for the Lipper Large-Cap Core mutual fund index.

During the 2nd Quarter of 2022, the Fund was helped by strong performance from Northrop Grumman Group, Valero Energy Corp., Pepsico, Inc., Elevance Health, Inc., and CVS Health Corp. These top performers also represent some of the top performing sectors in the market over the past quarter: Consumer Staples, Energy, and Health Care. The shares of Northrop Grumman rose steadily, in contrast to the overall market decline. Northrop reported earnings that exceeded estimates despite a decline in revenues. The company reaffirmed revenue and earnings guidance and raised their quarterly dividend by 10%. The shares of Valero Energy rose sharply early in the quarter after the company reported revenue and earnings well above expectations. The shares fell later in the quarter as concerns about Fed rate hikes and slowing economic growth pressured energy prices. The shares of Pepsico rose after the company reported revenue and earnings above expectations. Pepsico is considered a consumer staples stock, and the defensive nature of stocks in this sector contributed to a modest positive return this quarter, despite the substantial market decline. The shares of Elevance Health, formerly Anthem, Inc., rose early in the quarter after the company reported revenue and earnings above expectations, and strong membership growth as compared to the previous quarter and year. The shares of CVS declined during the quarter as the market fell, but the decline was modest in comparison. The company reported revenue and earnings that exceeded expectations and raised earnings guidance for the fiscal year, which mitigated the decline.

Notable laggards during the 2nd Quarter of 2022 include Applied Materials, Inc., Skyworks Solutions, Microchip Technology, Inc., Microsoft Corporation, and Meta Platforms, Inc. These weak performers are in the weakest performing sectors this quarter: communication services and information technology. Applied Materials declined through much of the quarter. The company reported revenue and earnings that were below expectations and reduced revenue and earnings guidance for the coming quarter. In a conference call after the earnings report management explained that shortages of key components for its products remain their primary focus, and were a primary factor in the reduced guidance. The shares of Skyworks solutions declined steadily, extending a decline that stretches back to last year. The company reported revenue and earnings in line with expectations, but reduced revenue and earnings guidance for the coming quarter. The shares of Microchip Technology rose when the company reported revenue and earnings above expectations, and raised revenue and earnings guidance for the next quarter. The rebound in the stock was short-lived amid a decline in the market and weakness throughout the information technology sector. The shares of Microsoft also rose when the company reported strong revenue growth and earnings above expectations. Microsoft also reported strong revenue growth across each of its operating segments: Productivity and Business Processes, Intelligent Cloud, and Personal Computing. The stock subsequently traded lower, however, in line with the market and the information technology sector. The shares of Meta Platforms continued to slide after declining sharply last quarter. The company reported earnings that exceeded expectations but only moderate revenue growth, and reduced revenue and expense guidance for the next quarter. The earnings

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –93.6%		
Consumer Discretionary – 9.6%		
Booking Holdings*	91	159,158
D. R. Horton, Inc.	4,695	310,762
Lowes Companies	1,238	216,242
		686,162
Consumer Staples – 5.5%		
Kroger Company	3,309	156,615
PepsiCo, Inc.	1,421	236,824
		393,439
Energy – 9.8%		
Devon Energy	7,411	408,420
Valero Energy	2,721	289,188
		697,608
Financial – 10.7 %		
Chubb Corp.	827	162,572
JPMorgan Chase	1,814	204,274
Metlife, Inc.	2,465	154,777
PNC Financial	1,535	242,177
		763,800
Health Care – 14.4%		
AbbVie, Inc.	1,945	297,896
AmerisourceBergen	1,375	194,535
CVS Health Corp.	1,352	125,276
Elevance Health	839	404,885
		1,022,592
Industrial – 7.2%		
Cummins, Inc.	1,209	233,978
Northrop Grumman	576	275,656
		509,634
Information Technology – 20.4%		
Applied Materials	3,885	353,457
Fidelity National	1,369	125,496
Microchip Tech	4,553	264,438
Microsoft Corp.	1,438	369,322
NetApp, Inc.	2,054	134,003
Skyworks Solutions	2,225	206,124
		1,452,840
Material – 5.5%		
Avery Dennison	2,396	387,841
		387,841
Communication Services – 5.7%		
Charter Comms.*	491	230,048
Meta Platforms *	1,095	176,569
		406,617
Utility – 1.1%		
AES Corporation	3,674	77,191
		77,191
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	399	262,151
		262,151
TOTAL COMMON STOCKS (Cost $ 3,597,821)		6,659,875
SHORT-TERM INVESTMENTS – 6.4%		
1st Amer. Gov. Fund	452,589	452,589
TOTAL SHORT-TERM INVESTMENTS (Cost $ 452,589)		452,589
TOTAL INVESTMENTS – 100.0% (Cost $ 4,050,410)		7,112,464
Other Assets less Liabilities – Less than 0.1%		0
NET ASSETS 100.0%		$ 7,112,464

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2022

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**-12.23 %**	-16.10 %	-15.14 %
1-Year	**-10.68 %**	-10.60 %	-11.89 %
3-Year Annualized	**8.57 %**	10.60 %	8.93 %
5-Year Annualized	**5.82 %**	11.31 %	9.92 %
10-Year Annualized	**9.12 %**	12.93 %	11.81 %
Annualized since inception 9/26/95	**6.26 %**	9.25 %	7.40 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Devon Energy	5.7 %
Elevance Health	5.7 %
Avery Dennison	5.5 %
Microsoft Corp.	5.2 %
Applied Materials	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	20.4 %
Health Care	14.4 %
Financial	10.7 %
Energy	9.8 %
Consumer Disc.	9.6 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2022

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.9%		
Consumer Discretionary – 10.1%		
Amazon.com Inc.*	5,420	575,658
Dollar Tree, Inc.*	2,510	391,184
LKQ Corp.*	6,255	307,058
		1,273,900
Energy – 6.2%		
EOG Resources	3,357	370,747
Occidental Petrol	7,103	418,225
		788,972
Financial – 2.8%		
Chubb Limited	1,768	347,553
		347,553
Health Care – 25.7%		
AbbVie, Inc.	2,616	400,666
Bristol-Myers	4,802	369,754
CVS Health Corp.	5,326	493,507
Eli Lilly & Co.	1,394	451,976
Regeneron Pharma*	575	339,900
Thermo Fisher	988	536,761
UnitedHealth	1,244	638,956
		3,231,520
Industrial – 5.9%		
Landstar System	2,326	338,247
United Rentals, Inc.*	1,640	398,372
		736,619
Information Technology – 34.4 %		
Akamai Tech., Inc.*	3,613	329,975
Apple, Inc.	10,107	1,381,829
Fidelity National	3,004	275,377
MKS Instruments	2,475	254,009
MasterCard Inc.	1,010	318,635
Microsoft Corp.	2,456	630,774
ON Semiconductor*	7,181	361,276
PTC, Inc.*	3,191	339,331
Qualcomm, Inc.	3,413	435,977
		4,327,183
Material – 3.7%		
Sherwin Williams	2,058	460,807
		460,807
Communication Services – 9.1%		
Alphabet Inc. Cl A*	179	390,087
Alphabet Inc. Cl C*	179	391,554
Charter Comm.*	775	363,111
		1,144,752
TOTAL COMMON STOCKS (Cost $6,435,379)		12,311,306
SHORT-TERM INVESTMENTS – 2.1%		
1st Amer. Gov. Fund	262,536	262,536
TOTAL SHORT-TERM INVESTMENTS (Cost $ 262,536)		262,536
TOTAL INVESTMENTS – 100.0% (Cost$ 6,697,915)		12,573,842
Other Assets less Liabilities – Less than 0.1%		2,890
NET ASSETS – 100.0%		12,576,732

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2022

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending June 30, 2022

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**-13.23 %**	-16.10 %	-22.09 %
1-Year	**-5.23 %**	-10.60 %	-25.58 %
3-Year Annualized	**14.40 %**	10.60 %	8.67 %
5-Year Annualized	**13.01 %**	11.31 %	11.77 %
10-Year Annualized	**13.14 %**	12.93 %	13.10 %
Annualized since inception 6/30/99	**6.70 %**	6.49 %	4.90 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	11.0 %
UnitedHealth Group	5.1 %
Microsoft Corp.	5.0 %
Amazon.Com, Inc.	4.6 %
Thermo Fisher	4.3 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	34.4 %
Health Care	25.7 %
Consumer Disc.	10.1 %
Communication	9.1 %
Energy	6.2 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - June 30, 2022

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 89.9%		
U.S. Treasury 1.250 % Due 07-31-23	300,000	294,609
U.S. Treasury 2.500 % Due 08-15-23	225,000	223,910
U.S. Treasury 0.500 % Due 02-28-26	400,000	364,469
U.S. Treasury 1.500 % Due 08-15-26	150,000	140,847
U.S. Treasury 2.875 % Due 05-15-28	100,000	98,797
U.S Treasury 1.750 % Due 11-15-29	325,000	297,959
U.S Treasury 0.625 % Due 05-15-30	175,000	145,756
TOTAL U.S. GOVERNMENT BONDS		1,566,347
(Cost $ 1,650,450)		
SHORT-TERM INVESTMENTS – 9.0%		
1st American Treasury Obligation Fund	156,937	156,937
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 156,937)		156,937
TOTAL INVESTMENTS – 98.9%		
(Cost $ 1,807,387)		1,723,284
Other Assets less Liabilities – Net 1.1%		20,987
NET ASSETS - 100.0%		$ 1,744,271

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2022

(Unaudited)

Fund Performance

Investment Performance vs. the Barclay's Int. Treasury Index and the Lipper Gov't Index


15%
10%
5%
0%
-5%
-10%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2022

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**-1.86 %**	-3.52 %	-1.66%
1-Year	**-6.83 %**	-8.52 %	-6.35 %
3-Year Annualized	**-0.89 %**	-0.86 %	-0.30 %
5-Year Annualized	**0.19 %**	0.62 %	0.87 %
10-Year Annualized	**-0.14 %**	0.85 %	0.96 %
Annualized since inception 6/30/99	**1.54 %**	3.49 %	3.37 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 0.500% Due 02-28-26	20.9 %
US Treasury 1.750% Due 11-15-29	17.1 %
US Treasury 1.250% Due 07-31-23	16.9 %
US Treasury 2.500% Due 08-15-23	12.8 %
US Treasury 0.625% Due 05-15-30	8.4 %

(Continued from page 3)
announcement prompted a sharp spike upward in the stock, but as with other names in the sector, the rebound was short-lived.

The Growth Fund

The Manor Growth Fund declined 13.23% net of all fees and expenses, during the quarter ending June 30, 2022, outperforming both the S&P 500 index decline of 16.10% and the comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, decline of 22.09%. The Fund outperformed both the S&P 500 index and the Lipper Large-Cap Growth mutual fund index during the trailing year with a return of –5.23% for the Fund, compared to -10.60% for the S&P 500 index, and –25.58% for the Lipper index. The Fund outperformed both the S&P 500 index and comparable mutual funds for the trailing 3-year, 5-year, and 10-year periods with returns of 14.40%, 13.01%, and 13.14% for the Fund, compared to 10.60%, 11.31%, and 12.93% for the index, and 8.67%, 11.77%, and 13.10% for comparable mutual funds. The Fund returned 6.70% since inception, outperforming both the S&P 500 index return of 6.49%, and the Lipper Large-Cap Growth mutual fund index return of 4.90%.

During the 2nd Quarter of 2022, the Fund was helped by strong performance from Eli Lilly & Co., LKQ Corporation, Bristol-Myers Squibb, UnitedHealth Group, Inc. and PTC, Inc. It is interesting to note that three of the top performers in the portfolio this quarter are in the health care sector, which was a strong sector relative to the weak market. The shares of Eli Lilly rose through much of the quarter, extending strong gains from the previous quarter. Lilly reported revenue and earnings that exceeded expectations and raised revenue guidance for the next quarter. The shares of LKQ rose sharply, recovering from a decline earlier in the year. The company reported revenue and earnings that exceeded expectations, and raised earnings guidance for the fiscal year. The shares of Bristol-Myers, one of the top performers last quarter, continued to move higher. The company reported revenue and earnings above expectations while reaffirming revenue guidance for the fiscal year. The shares of UnitedHealth rebounded late in the quarter to end modestly higher. The company reported revenue and earnings above expectations, and raised earnings guidance for the fiscal year. The shares of PTC finished modestly lower, but was the best performing tech company in either portfolio. The shares spiked higher when the company reported revenue and earnings above expectations and reaffirmed fiscal year revenue guidance. The spike higher reversed a long decline in the stock, but did not generate any real follow-through.

Notable laggards during the 2nd Quarter of 2022 include Apple, Inc., Amazon.com, Inc, United Rentals, Inc., Microsoft Corporation, and MKS Instruments. The shares of Apple fell in line with the market, but it was a bottom performer because of its substantial weighting in both the portfolio and the indices. Apple reported revenue and earnings above expectations, raised the dividend, and increased the share repurchase program. The company did not provide revenue guidance, but indicated that chip shortages and inflation continue to be issues of concern. The shares of Amazon fell when the company reported operating results. Revenues were in line with expectations but the company lowered revenue and operating income guidance. The shares of United Rentals rose when the company reported operating results. Revenue and earnings were above expectations, and the company raised earnings guidance for the fiscal year. The stock declined as the possibility of an economic slowdown raised investor concerns that demand for operating equipment could weaken. The shares of Microsoft also rose when the company reported strong revenue growth and earnings above expectations. Microsoft also reported strong revenue growth across each of its operating segments: Productivity and Business Processes, Intelligent Cloud, and Personal Computing. The stock subsequently traded lower, however, in line with the market and the information technology sector. The shares of MKS Instruments fell sharply early in the quarter. The company reported modest revenue growth and earnings that exceeded expectations, but guided revenue and earnings expectations lower. The shares stabilized, but then traded lower late in the quarter reflecting weakness in the market and the tech sector.

During the quarter we sold a portion of our position in Eli Lilly to take profits and reduce risk in the portfolio. The portfolio weighting of this successful holding exceeded our concentration guidelines, triggering a partial sale, but the position remains a significant holding in the portfolio. We used the proceeds from the sale to purchase Occidental Petroleum, an energy exploration and production company involved in the production, transportation, and refining of energy and chemical products.

The Bond Fund

The Manor Bond Fund declined 1.86%, net of all fees and expenses, during the quarter ending June 30, 2022, underperforming the Bloomberg Barclay Intermediate US Treasury index loss of 1.66%, but outperforming the Lipper US Government mutual fund index loss of 3.52%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index, but outperformed the Lipper US Government mutual fund index during the trailing year with a loss of 6.83% for the Fund compared to a loss of 6.35% for the Bloomberg index and 8.52% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of –0.89%, 0.19%, and -0.14% for the Fund, compared to returns of –0.30%, 0.87%, and 0.96% for the Bloomberg Barclay Intermediate Treasury index, and returns of –0.86%, 0.62%, and 0.85% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise

Regaining a Balance

It is understandable that investors feel battered by this recent market volatility. Corrections of this magnitude throughout the financial markets in such a short time frame are unsettling, but successful investors know that these corrections can often create the potential for a rebound. Think of that Slinky compressed on one side. Some good news on the economy or corporate earnings, or the lack of more bad news, could get the momentum moving in the other direction. One bit of good news at this point could be that stocks are now trading at attractive levels. The Price the Price Earnings ratio (PE) of the S&P 500 index fell below 15, less than both its 5 and 10-year averages. That valuation provides a good basis for a rebound if the economy and corporate earnings continue to grow. Historical market performance is also encouraging. Based on data compiled by Bespoke Financial, the stock market has experienced declines of more than 15% eight times since World War II. Following those declines, stocks registered a positive return 7 times over the next quarter, averaging a return of more than 6%. Returns on stocks were positive in all eight instances over the next six and twelve month periods, with average returns of more than 15% and 26%, respectively.

Our experience tells us that we could also continue to experience a shift in market leadership as more conservatively valued names outperform the "high duration" (high valuation) growth stocks that led the market since the Great Financial Crises of 2008. Our portfolios are well positioned to take advantage of this shift and have contributed positively to our performance over the past several months. We continue to believe that our focus on high quality companies trading at reasonable valuations will provide the best opportunity to generate consistent returns. Our investment process will continue to search for growing, well-managed, companies trading at reasonable valuations. We believe our portfolio holdings, balanced between growth and valuations, should give us the best opportunity to keep the momentum moving in the right direction.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.